                                                                    Exhibit 99.1

                    Letter of Transmittal for Dollar Notes

                                  PSINET INC.

                             Offer To Exchange Its
             New Dollar-Denominated 10 1/2% Senior Notes Due 2006,
         Which Have Been Registered Under The Securities Act of 1933,
      For Any And All Of Its Outstanding Unregistered Dollar-Denominated
                         10 1/2% Senior Notes Due 2006

                           Pursuant To The Prospectus

                            Dated ________ ___, 2000

--------------------------------------------------------------------------------
THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME (10:00 P.M., LONDON TIME), ON [_________ , 2000], UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME (10:00 P.M., LONDON TIME), ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to:

                  WILMINGTON TRUST COMPANY, as Exchange Agent

By Registered or Certified Mail                             By Hand:
    or Overnight Courier:
  Wilmington Trust Company                            Wilmington Trust Company
     Attn: Kristin Long                           Attn: Corporate Trust Operations
  Corporate Trust Operations                 c/o Harris Trust Co. of New York as Agent
   1100 North Market Street                          88 Pine Street, 19/th/ Floor
     Rodney Square North                                  Wall Street Plaza
 Wilmington, DE 19890-0001                            New York, New York 10005


                                 By Facsimile:
                       (For Eligible Institutions Only)
                           Wilmington Trust Company
                                (302) 651-1079

                             Confirm by telephone:
                                (302) 651-1562
                                 Kristin Long

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Initial Notes (as defined below) either if Initial Notes are to be forwarded herewith or if tenders of Initial Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent (as defined below) at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-- Procedures for Tendering Initial Notes" in the Prospectus and an "agent's message" (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal.

     Holders of Initial Notes whose certificates (the "Certificates") for such Initial Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus. See Instruction 1 hereto. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Ladies and Gentlemen:

     The undersigned hereby tenders to PSINet Inc., a New York corporation (the "Company"), the principal amount of the Company's outstanding $600,000,000 aggregate principal amount 10 1/2% Senior Notes due 2006 (the "Initial Notes") described in Box 1 below, in exchange for a like principal amount of the Company's new 10 1/2% Senior Notes due 2006 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ________ ___, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Initial Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Initial Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints Wilmington Trust Company as Exchange Agent (the "Exchange Agent") as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver Certificates for Initial Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Initial Notes, (2) present Certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Initial Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Initial Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement dated as of December 2, 1999 (the "Registration Rights Agreement") by and among the Company and Donaldson, Lufkin & Jenrette

International, Bear Stearns International Limited, Merrill Lynch International and Morgan Stanley & Co. International Limited. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Initial Notes tendered hereby should be printed in Box 1 below, if they are not already set forth therein, as they appear on the Certificates representing such Initial Notes. The Certificate number(s) and the aggregate principal amount of Initial Notes that the undersigned wishes to tender should also be indicated in Box 1 below.

     If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Initial Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Initial Notes will be returned (or, in the case of Initial Notes tendered by book-entry transfer, such Initial Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Initial Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Initial Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer-Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown in Box 1.

     Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Initial Notes, that such Exchange Notes be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Initial Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below (Box 8), the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

     THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED INITIAL NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED INITIAL NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     By tendering Initial Notes and executing this Letter of Transmittal or delivering an agent's message in lieu of this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company (within the meaning of Rule 405 under the Securities
Act), (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes. By tendering Initial Notes pursuant to the Exchange Offer and executing this Letter of Transmittal or delivering Initial Notes by book-entry transfer, a holder of Initial Notes that is a broker-dealer additionally represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties described under "The Exchange Offer--Registration Rights" in the Prospectus, that such Initial Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities (such a broker-dealer tendering Initial Notes is herein referred to as a "Participating Broker-Dealer") and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Initial Notes, where such Initial Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer, by tendering such Initial Notes and executing this Letter of Transmittal or delivering an agent's message in lieu of this Letter of Transmittal, agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and acknowledges and agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be.

     EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "PARTICIPATING BROKER-DEALER" (BOX 5 HEREOF) IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR DELIVERING AN AGENT'S MESSAGE IN LIEU OF THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

     Each Exchange Note will bear interest from the most recent date on which interest has been paid or duly provided for on the Initial Note surrendered in exchange for such Exchange Note or, if no such interest has been paid or duly provided for on such Initial Note, from December 2, 1999, the date of issuance of the

Initial Notes. Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive accrued interest on such Initial Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Initial Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Initial Notes, and will be deemed to have waived the right to receive any interest on such Initial Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after December 2, 1999.

     The undersigned understands that the delivery and surrender of the Initial Notes is not effective, and the risk of loss of the Initial Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Initial Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except pursuant to the withdrawal rights as set forth in the Prospectus, this tender is irrevocable.

     Please read this entire Letter of Transmittal carefully before completing the boxes below and follow the instructions included herewith.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF INITIAL NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 8 below.

     All Tendering Holders Complete This Box 1:

------------------------------------------------------------------------------------------------------------------------
                                                         BOX 1
                                         DESCRIPTION OF INITIAL NOTES TENDERED
                                            (See Instructions 3 and 4 Below)

------------------------------------------------------------------------------------------------------------------------
 If Blank, Please Print         Certificate Number(s) of      Aggregate Principal Amount         Aggregate Principal
 Name(s) And Address(es)             Initial Notes           Represented By Certificates*      Amount of Initial Notes
 Of Registered Holder(s),                                                                          Being Tendered**
    Exactly As Name(s)
 Appear(s) On Initial Note
     Certificate(s)
------------------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                Total
------------------------------------------------------------------------------------------------------------------------

     *     Need not be completed by book-entry holders (see below).

     **    The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. The aggregate principal amount of all Initial Notes Certificates identified in this Box 1, or delivered to the Exchange Agent herewith, shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

--------------------------------------------------------------------------------
                                     BOX 2
                              BOOK-ENTRY TRANSFER
                           (See Instruction 1 Below)


[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE
FOLLOWING:

Name of Tendering Institution __________________________________________________

DTC Account Number _____________________________________________________________

Transaction Code Number ________________________________________________________

--------------------------------------------------------------------------------

     Holders of Initial Notes may tender Initial Notes by book-entry transfer by crediting the Initial Notes to the Exchange Agent's account at the DTC in accordance with the DTC's automated tender offer program and by complying with applicable automated tender offer program procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange

Agent's account at DTC. DTC will then send a computer-generated message (an "agent's message") to the Exchange Agent for its acceptance in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through DTC's automated tender offer program.

--------------------------------------------------------------------------------

                                     BOX 3
                         NOTICE OF GUARANTEED DELIVERY
                           (See Instruction 1 Below)

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT (OR DELIVERED THROUGH THE AUTOMATED TENDER OFFER PROGRAM TO) THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)____________________________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Institution which Guaranteed Delivery___________________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution___________________________________________________

DTC Account Number______________________________________________________________

Transaction Code Number_________________________________________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     BOX 4
                     RETURN OF NON-EXCHANGED INITIAL NOTES
                        TENDERED BY BOOK-ENTRY TRANSFER
                       (See Instructions 4 and 6 Below)

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX 5
                          PARTICIPATING BROKER-DEALER

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR DELIVERING AN AGENT'S MESSAGE IN LIEU OF THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS).

PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS.

     Name:__________________________________________________________________

     Address:_______________________________________________________________

     Telephone No.:_________________________________________________________

     Facsimile No.:_________________________________________________________
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        BOX 6
                                             TENDERING HOLDER SIGNATURE
                                             (See Instructions 1 and 5)
                                      In Addition, Complete Substitute Form W-9
------------------------------------------------------------------------------------------------------------------------
X _________________________________________________        Signature Guarantee
X _________________________________________________        (If required by Instruction 5)
 (Signature of registered holder(s) or Authorized
  Signatory(ies))                                          Authorized Signature

Note: The above lines must be signed by the registered
holder(s) of Initial Notes as their name(s) appear(s)      X__________________________________________________________
on the Initial Notes or by person(s) authorized to
become registered holder(s) (evidence of which             Name:______________________________________________________
authorization must be transmitted with this Letter of                         (please print)
Transmittal).  If signature is by a trustee, executor,
administrator, guardian, attorney-in-fact, officer, or     Title:_____________________________________________________
other person acting in a fiduciary or representative
capacity, such person must set forth his or her full       Name of Firm:______________________________________________
title below.  See Instruction 5.                                        (Must be an Eligible Institution as defined
                                                                        in Instruction 1)
Name(s): __________________________________________
                                                            Address:__________________________________________________
         __________________________________________

         __________________________________________                 __________________________________________________

Capacity:__________________________________________                 __________________________________________________
                                                                    (include Zip Code)
         __________________________________________

Street Address:____________________________________         Area Code and Telephone Number:

               ____________________________________                 __________________________________________________

               ____________________________________         Dated:  __________________________________________________
               (Include Zip Code)

               Area Code and Telephone Number:

               ____________________________________

Tax Identification or Social Security Number:

               ____________________________________

------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------       ----------------------------------------------------------

                         BOX 7                                                         BOX 8

           SPECIAL EXCHANGE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
       (See Instructions 1, 5 and 6 Below)                           (See Instructions 1, 5 and 6 Below)
To be completed ONLY if Certificates for the Initial         To be completed ONLY if Certificates for the Initial
Notes not exchanged and/or Certificates for the              Notes not exchanged and/or Certificates for the
Exchange Notes are to be issued in the name of               Exchange Notes are to be sent to someone other than the
someone other than the registered holder of the              registered holder of the Initial Notes whose name(s)
Initial Notes whose name(s) appear(s) above.                 appear(s) above, or to such registered holder(s) at an
                                                             address other than that shown above.

Name:__________________________________________________       Name:_____________________________________________________
                      (Please Print)                                                  (Please Print)

Address:_______________________________________________       Address:__________________________________________________

        _______________________________________________               __________________________________________________
                      (Include Zip Code)                                               (Include Zip Code)

_______________________________________________________       __________________________________________________________
     (Tax Identification or Social Security Number)                (Tax Identification or Social Security Number)

-------------------------------------------------------       ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                BOX 9
----------------------------------------------------------------------------------------------------------------------------------
                                                PAYOR'S NAME: WILMINGTON TRUST COMPANY
----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.  See instructions if your name has changed)

                                    _____________________________________________________________________________________________
Form W-9                            Address

                                    _____________________________________________________________________________________________
                                    City, State and Zip Code

                                    _____________________________________________________________________________________________
Department of the Treasury          List account number(s) here (optional)
Internal Revenue Service
                                    ----------------------------------------------------------------------------------------------
                                    Part 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER         Social Security Number or
                                    ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING                  TIN
                                    BELOW.

                                    ----------------------------------------------------------------------------------------------
                                    Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                                                                                                    Not subject to withholding [_]
----------------------------------------------------------------------------------------------------------------------------------
Payor's Request for TIN             CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT                Part 3  --
                                    THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT, AND
                                    COMPLETE.
                                    Signature: ________________________________  Date: ___________              Awaiting TIN [_]

----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W - 9" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:______________________________________________________________________

Date:___________________________________________________________________________

--------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     GENERAL

     Please do not send Certificates for Initial Notes directly to the Company. Your Initial Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent, at either of the addresses indicated on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal is to be completed by holders of Initial Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Initial Notes) if either (a) Certificates for such Initial Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus, and an agent's message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering Participant, which acknowledgement states that such Participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Participant. Certificates representing the tendered Initial Notes, or timely confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an agent's message), a substitute Form W-9, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time (10:00 p.m., London time), on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Holders who wish to tender their Initial Notes and (1) whose Initial Notes are not immediately available or (2) who cannot deliver their Initial Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Initial Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and by completing Box 3 hereof. Pursuant to such procedures: (1) such tender must be made by or through an Eligible Institution (as defined below); (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (3) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Initial Notes of such holder, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an agent's message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three Nasdaq Stock Market National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Initial Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) or delivering an agent's message in lieu of this Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES

     No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Initial Notes) of Initial Notes tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Exchange Instructions" (Box 7) or the box entitled "Special Delivery Instructions" (Box 8) above; or

     (ii) such Initial Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) in Box 6 on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE

     If the space provided in the box captioned "Description of Initial Notes" is inadequate, the Certificate number(s) and/or the principal amount of Initial Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS

     Tenders of Initial Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Initial Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Initial Notes which are to be tendered in Box 1 under the column "Aggregate Principal Amount of Initial Notes Being Tendered." In such case, new Certificate(s) for the remainder of the Initial Notes that were evidenced by the Initial Notes Certificate(s) will be sent to the holder of the Initial Notes, promptly after the Expiration Date. All Initial Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the Initial Notes to be withdrawn (the "Depositor"), (2) identify the Initial Notes to be withdrawn (including the Certificate number(s) and principal amount of such Initial Notes, or, in the case of Initial Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Initial Holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such Initial Notes into the name of the person withdrawing the tender and (4) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time or receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. If Initial Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Initial Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Initial Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer. Withdrawals of tenders of Initial Notes may not be rescinded, but such Initial Notes may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Initial Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Initial Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS

     If this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, addition or any change whatsoever.

     If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Initial Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Initial Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). However, if Exchange Notes are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Initial Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Initial Notes may require in accordance with the restrictions on transfer applicable to the Initial Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Boxes 7 and 8). Certificates for Initial Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. DETERMINATION OF VALIDITY

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Initial Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions" or any conditions or irregularity in any tender of Initial Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Initial Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

     For U.S. Federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 (Box 9 of this Letter of Transmittal), and to certify, under penalty of perjury, that such number is correct and that he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Initial Notes exchanged pursuant to the Exchange Offer, or with respect to Exchange Notes following the Exchange Offer, may be subject to 31% backup withholding.

      Part 3 of the Substitute Form W-9 (Box 9) may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number following Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

      The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Initial Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Initial Notes. If the Initial Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     If the tendering holder is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. A copy of the Form W-8 may be obtained from the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

      Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. LOST, DESTROYED OR STOLEN CERTIFICATES

      If any Certificate(s) representing Initial Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

11. SECURITY TRANSFER TAXES

      Holders who tender their Initial Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes in connection with the Exchange Offer, then the amount of any such tax (whether imposed on the registered holder or any other persons) is payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such taxes will be billed directly to such tendering holder.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                       INSTRUCTIONS TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                       OF OUTSTANDING DOLLAR-DENOMINATED
                         10 1/2% SENIOR NOTES DUE 2006
                                      OF
                                  PSINET INC.

     The undersigned hereby acknowledges receipt of the Prospectus dated ________ ___, 2000 (the "Prospectus") of PSINet Inc., a New York corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Dollar-denominated 10 1/2% Senior Notes due 2006, which have been registered under the Securities Act (the "Exchange Notes"), for each $1,000 in principal amount of its outstanding unregistered Dollar-denominated 10 1/2 % Senior Notes due 2006 (the "Initial Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Initial Notes held by you for the account of the undersigned.

     The aggregate principal amount of the Initial Notes held by you for the account of the undersigned is (fill in principal amount):

     $______________.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [_] To TENDER the following Initial Notes held by you for the account of the undersigned (insert principal amount of Initial Notes to be tendered*, if any):

     $______________.

          * The minimum permitted tender is $1,000 in principal amount of Initial Notes. All other tenders must be in integral multiples of $1,000 of principal amount.

     [_] NOT to TENDER any Initial Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Initial Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including but not limited to representations to the effect that (i) the undersigned's principal residence is in the state of (fill in state)_________________________, (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution (within the meaning of the Securities Act) of the Exchange Notes, (iv) except as otherwise disclosed in writing herewith, the undersigned acknowledges that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resale of the Exchange Notes"; (b) to make such agreements, representations and warranties on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Initial Notes.

                                   SIGN HERE

Name of Beneficial Owner(s):____________________________________________________

Signature(s):___________________________________________________________________

Name(s) (please print):_________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone Number:_______________________________________________________________

Taxpayer Identification or Social Security Number:______________________________

Date:___________________________________________________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


A. TIN--The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                 GIVE THE SOCIAL SECURITY OR EMPLOYER
                                                          IDENTIFICATION NUMBER OF:
------------------------------------------------------------------------------------------------------------
1  Individual                                             The individual
2  Two or more individuals                                The actual owner of the account or, if combined
   (joint account)                                        funds, the first individual on the account (1)
3  Custodian account of a minor (Uniform Gift to          The minor(2)
   Minors Act)
4  a. Revocable savings trust (grantor is also trustee)   The grantor-trustee(1)
   b.  So-called trust account that is not a legal or
   valid trust under State law                            The actual owner(1)
5  Sole proprietorship
6  A valid trust, estate or pension trust                 The owner(3)
7  Corporate                                              Legal entity(4)
8  Association, club, religious, charitable,              The corporation
   educational or other tax exempt organization           The organization
9  Partnership
10 A broker or registered nominee                         The partnership
11 Account with the Department of Agriculture             The broker or nominee
                                                          The public entity
------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

     For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment

Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); and (12) a financial institution.

C. OBTAINING A NUMBER

     If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE

     Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

     Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E. PENALTIES

     (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

     (3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.